Prospectus

F/m Emerald Special Situations ETF

(Ticker: NASDAQ – SPIT)

of The RBB Fund, Inc.

July 18, 2025

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY SECTION	3
ADDITIONAL INFORMATION ABOUT THE FUND	15
MANAGEMENT OF THE FUND	30
HOW TO BUY AND SELL SHARES	31
DIVIDENDS, DISTRIBUTIONS, AND TAXES	33
DISTRIBUTION	37
ADDITIONAL CONSIDERATIONS	37
FINANCIAL HIGHLIGHTS	39
FOR MORE INFORMATION	Back Cover

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the F/m Emerald Special Situations ETF or The RBB Fund, Inc. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

F/m Emerald Special Situations ETF

SUMMARY SECTION

Investment Objective

The investment objective of the F/m Emerald Special Situations ETF (the “Fund”) is to seek long-term growth through capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.89%
Distribution (12b-1) Fees	N/A
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.89%

(1)	It is currently contemplated that before the Fund commences operation, substantially all of the assets of the Emerald Insights Fund, as a series of Financial Investors Trust (for this section only, the “Predecessor Fund”), will be transferred to the Fund in a tax-free reorganization (the “Reorganization”). If approved by shareholders of the Predecessor Fund, the Reorganization is expected to occur in the fourth quarter of 2025. Accordingly, “Other Expenses” have been restated to reflect expenses estimated to be incurred for the Fund for the current fiscal year. Unless otherwise indicated, references to the “Fund” in this section refer to the Predecessor Fund and Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	284	493	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended April 30, 2025, the Predecessor Fund’s portfolio turnover was 65% of the average value of its portfolio.

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Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) and invests primarily in equity securities of companies experiencing unique, idiosyncratic situations and transformations (“Special Situations”), selected by Emerald Mutual Fund Advisers Trust (the “Sub-Adviser”), the Fund’s investment sub-adviser, under the supervision of the Adviser. The Sub-Adviser’s research staff conducts company-specific research analysis to identify securities of the companies in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Sub-Adviser, may cause the securities to attain a higher market value independently, to a degree, than the trend in the securities market in general.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by companies experiencing Special Situations (the “80% Policy”). The Fund considers that the Special Situation developments may include:

●	Technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business;
●	Corporate reorganization;
●	Recapitalization or other development involving a security exchange or conversion;
●	Material acquisition or transformational merger;
●	Spin-out, divestiture, liquidation or distribution of cash, securities or other assets;
●	Significant business model changes;
●	Material change in ownership;
●	Material or transformational contracts;
●	Impacts from business/external disruptions;
●	Litigation which, if resolved favorably, would improve the value of the company’s stock;
●	New or changed management;
●	Price dislocation;
●	Changes in governmental legislation, industry regulations, policy oversight;
●	Macroeconomic and industry catalysts; and
●	Positive or negative legislative or regulatory approvals or actions.

The Sub-Adviser’s research process includes utilizing its proprietary 10-Step Research Process in prescreening potential investments. This includes, but is not limited to, the review of SEC filings, annual reports, financial statements, patents/other intellectual property, press releases and news stories, conducting surveys, monitoring patient groups, attending industry trade shows/conferences, meeting with management, interviewing customers, industry contacts, medical professionals, key opinion leaders, competitors, suppliers and distributors, developing financial and valuation models, reviewing third-party, peer-reviewed and internal research, and communicating and collaborating with fellow investment team members.

The Fund can invest in companies from a wide range of industries and of various sizes. The Fund’s investment universe is not limited by market capitalization. Special Situations may often involve comparatively small companies which are not well known, and which have not been closely watched by investors generally, but may also involve larger companies.

The Fund may invest in companies engaged in financial technology-related activities including decentralized finance and distributed ledger technology. Financial technology is the application of new technological advancements to products and services in the financial industry, seeking to improve and automate the delivery and use of financial services. Financial technology helps companies and consumers better manage their financial operations by utilizing specialized software. Financial technology companies compete with traditional financial methods in the delivery of financial services. Mobile banking, peer-to-peer lending, decentralized ledger technology and cryptocurrency are examples of financial technology. The Fund may also invest in companies that are engaged in the use of, or have exposure to, distributed ledger technology (“DLT”) and blockchain. The mechanics of using DLT, including blockchain, to transact in assets, including securities, is relatively new and untested and there is no assurance that widespread adoption will occur.

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Equity securities in which the Fund may invest include common stock, preferred stock, convertible preferred stock, shares of other investment companies and real estate investment trusts (“REITs”), and depositary receipts. The Fund may invest in shares of companies through private placements, warrants, rights, and initial public offerings. The Fund may invest in stocks of special purpose acquisition companies (“SPACs”). The Fund does not target a particular form of SPAC, with the exception that the SPAC must have identified an acquisition target at or prior to the time of the Fund’s investment.

The Fund intends to invest primarily in U.S. companies, but it may invest up to 10% of its net assets in foreign companies listed on a U.S. exchange. A company is deemed to be a foreign company if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity security is located outside the United States; (ii) a majority of the company’s revenues are derived from outside the United States; or (iii) a majority of the issuer’s assets are located outside the United States. The Fund may invest in shares of companies through initial public offerings and private placements.

The Fund generally sells investments when the Sub-Adviser concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer’s circumstances or the political or economic outlook have changed.

The Fund has elected to be, and intends to continue to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

Loss of money is a risk of investing in the Fund. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●	Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund invests more heavily in a particular issue, issuer or issuers, country, market segment, industries, project types, or asset class.

●	Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

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●	Currency Risk. Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency itself in connection with its purchases and sales of foreign securities, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars. The Fund generally does not seek to hedge currency risk, and although the Sub-Adviser considers currency risks as part of its investment process, its judgments in this regard may not always be correct.

●	Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, the Sub-Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund, the Adviser, and the Sub-Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund, the Adviser or the Sub-Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●	Distributed Ledger Technology (“DLT”) and Blockchain Investments Risk. The Fund may invest in companies listed on U.S. and Canadian exchanges that are engaged in the use of, or have exposure to, DLT and blockchain. The mechanics of using DLT, including blockchain, to transact in assets, including securities, is relatively new and untested and there is no assurance that widespread adoption will occur. DLT and blockchain are subject to a rapidly-evolving regulatory landscape in the United States and in other countries, which might include security, privacy or other regulatory concerns that could negatively impact the companies in which the Fund invests. Companies in which the Fund invests may also be subject to the risk of fraud and cybersecurity threats and intellectual property claims. A significant disruption of internet connectivity could impede the functionality of these technologies and could adversely affect the Fund.

●	Depositary Receipts Risk. The Fund may purchase depositary receipts (American Depositary Receipts (“ADRs”), European Depositary receipts (“EDRs”), Global Depositary receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”)) to facilitate its investments in foreign securities. By investing in ADRs rather than investing directly in the securities of foreign issuers, the Fund can avoid currency risks during the settlement period for purchase and sales. However, ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts may be issued in a sponsored program, in which an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, in which the issuer may not be directly involved. The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers.

●	Emerging Markets Risk. The Fund may have exposure to securities in emerging markets. Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

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●	Equity Securities Risk. The Fund may invest in, or have exposure to, equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Cash Transactions Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than Net Asset Value (“NAV”) Risk.”

●	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to its net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Shares.

●	Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/ or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

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●	Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Nasdaq Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Fund inadvisable. These may include: (a) the extent to which trading is not occurring in the securities and/or the financial instruments composing the Fund’s Portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. There is a risk that market prices for Fund Shares will vary significantly from the Fund’s NAV. Where all or portion of the Fund’s underlying securities trade in a foreign market that is closed when the market in which the Fund’s Shares are listed is open for trading, there may be changes between the last quote of the underlying securities’ value in the closed foreign market and the value of such underlying securities during the Fund’s domestic trading day.

●	Financial Technology Risk. The Fund may invest in companies engaged in financial technology-related activities. Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. Financial technology companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. These financial technology companies may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future. Additionally, financial technology companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

●	Foreign Investments Risk. The Fund may invest in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies, including the risks associated with fluctuations in foreign currency exchange rates, less stringent investor protections, unreliable and untimely information about issuers, and political and economic instability. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

●	Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when growth stocks are out of favor.

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●	Illiquid Investments Risk. Investing in illiquid investments is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities. Less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities.

●	Initial Public Offerings (“IPOs”) Risk. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

●	Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform different from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

●	Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

●	Liquidity Risk. Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

●	Management Risk. The Fund is subject to management risk as an actively-managed investment portfolio. The Sub- Adviser’s investment approach may fail to produce the intended results. The Sub-Adviser has limited experience in managing ETFs. Accordingly, shareholders in the Fund bear the risk that the Sub-Adviser’s limited experience may impact its effectiveness.

●	Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets.

●	Micro-Cap and Small Cap Companies Risk. Investments in securities of micro- and small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of micro- and small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some micro- and small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Micro- and small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

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●	Mid-Capitalization Companies Risk. The securities of mid-capitalization companies may involve greater risks than do investments in larger, more established companies. The prices of securities of mid-cap companies tend to be more vulnerable to adverse developments specific to a company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

●	Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●	Preferred Stock Risk. Preferred stocks are subject to the risks of equity securities generally and also risks associated with fixed-income securities, such as interest rate risk. A company’s preferred stock generally pays dividends only after the company makes required payments to creditors. As a result, the value of a company’s preferred stock will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

●	Private Placements Risk. Investments in private placements could decrease the Fund’s liquidity profile or prevent the Fund from disposing of such securities promptly at advantageous prices. Private placements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available, and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value. Transaction costs may be higher for these securities, and the Fund may only get limited information about the issuer of a private placement security, so it may be less able to anticipate a loss.

●	REITs Risk. Real estate investment trusts (“REITs”) may be affected by economic forces and other factors related to the real estate industry. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITS) and liquidity risks. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than larger company securities.

Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. In addition. REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by an externally managed REIT in which it invests.

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●	Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●	Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

●	Technology Sector Risk. To the extent the Fund invests a significant portion of its assets in technology companies, the Fund is particularly vulnerable to factors affecting the technology section. In addition to market or economic factors, companies in the technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

●	Securities issued by Other Investment Companies Risk. The Fund may invest in shares of other investment companies, including other mutual funds, money market funds, exchange-traded funds, exchange-traded products, holding company depository receipt (“HOLDRs”), unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market rather than purchase securities directly. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies. The SEC has adopted revisions to the rules permitting funds to invest in other investment companies. While Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. These regulatory changes may adversely impact the Fund’s investment strategies and operations.

●	Special Purpose Acquisition Company Risk. The Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies or similar special purpose entities (collectively, “SPACs’). SPACs are often subject to extreme price volatility and speculative trading. SPACs may have little to no liquidity, and may trade at a discounted NAV. SPACs are “blank check” companies with no operating history. Accordingly, there is a limited basis, if any, on which to evaluate the SPAC’s ability to achieve its business objective, and the value of its securities is particularly dependent on the ability of the entity’s management to complete a profitable acquisition. The value of a SPAC’s securities can by highly volatile and may depreciate over time. A SPAC will not generate any revenues until, at the earliest, after the consummation of a transaction. Among other conflicts of interest, an investment in a SPAC may include the potential for misalignment of incentives in the structure of the SPAC.

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●	Special Situations Risk. The Fund will seek to benefit from Special Situations, such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the Special Situation might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

●	Turnover Rate Risk. The Fund may have portfolio turnover rates in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions. The Fund’s portfolio turnover rate is expected to vary from year to year.

●	Warrants and Rights Risk. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have the voting rights of common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments.

Performance Information

It is currently contemplated that before the Fund commences operation, substantially all of the assets of the Predecessor Fund will be transferred to the Fund in the Reorganization. If approved by shareholders of the Predecessor Fund, the Reorganization is expected to occur in the fourth quarter of 2025. Returns shown below were generated under the management of the Predecessor Fund’s investment adviser, which is the Sub-Adviser to the Fund. Although the Fund is expected to be the successor to the Predecessor Fund following the Reorganization, the Fund’s investment strategy will differ materially from that of the Predecessor Fund such that the historical performance of the Predecessor Fund is not representative of the performance investors should reasonably expect from the Fund.

The bar chart below illustrates the performance of the Predecessor Fund. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The information shows you how the Predecessor Fund’s performance has varied year by year during the periods indicated and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions.

The Predecessor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information will be available on the Fund’s website at www.emeraldetfs.com.

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Emerald Insights Fund

Class A Shares

Annual Total Returns (Years Ended December 31):

The Class A Share's year-to-date return through June 30, 2025 was 8.20%. During the periods shown in the bar chart, the highest return for a quarter was 35.17% during the quarter ended June 30, 2020 and the lowest return for a quarter was -23.71% during the quarter ended June 30, 2022.

Average Annual Total Returns

For the Periods Ended December 31, 2024

	1 Year	5 Year	10 Year	Since Inception[1]
Class A Shares**
-Return Before Taxes	19.42%	16.39%	12.81%	12.49%
-Return After Taxes on Distributions*	19.24%	14.39%	11.23%	10.98%
-Return After Taxes on Distributions and Sale of Fund Shares*	11.63%	12.47%	9.99%	9.77%
Class C Shares**
-Return Before Taxes	23.76%	16.81%	12.64%	12.29%
Investor Class Shares**
-Return Before Taxes	25.14%	17.46%	13.30%	12.94%
Institutional Class Shares**
-Return Before Taxes	25.60%	17.87%	13.69%	13.33%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)***	23.81%	13.86%	12.55%	12.81%
Russell 3000 Growth Index (reflects no deductions for fees, expenses or taxes)****	32.46%	18.25%	16.22%	16.43%

*	After-tax returns are calculated by using the highest historical individual U.S. federal marginal income tax rates (i.e., maximum rates) and do not include state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns are not relevant to investors who hold Fund shares in tax-qualified accounts (i.e., retirement plans or Individual Retirement Accounts).
**	After-tax returns are only shown for Class A shares of the Fund. After-tax returns for Class C, Institutional Class and Investor Class shares will vary from those shown for Class A shares due to varying expenses among the classes. The returns do not include any applicable sales charges that an investor may pay to a broker-dealer or other financial intermediary when they buy or sell shares of the Fund.
***	Broad-based securities market index.
****	Additional index.

[1]	Cumulative since inception total returns were 12.49%, 13.31% and 11.96% for the Emerald Insights Fund, the S&P 500® Index and the Dow Jones Industrial Average™ Index, respectively, for the period August 1, 2014 (inception date of the Acquired Fund) to December 31, 2024.
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Management of the Fund

Investment Adviser and Investment Sub-Adviser

F/m Investments LLC serves as the investment adviser.

Emerald Mutual Fund Advisers Trust serves as the investment sub-adviser.

Portfolio Managers

Name	Title with Investment Sub-Adviser	Tenure with the Fund*
David A. Volpe, CFA	Deputy Chief Investment Officer and Managing Director	Since July 2014
Stephen L. Amsterdam	Portfolio Manager and Senior Research Analyst	Since January 2023

*	The start dates for the portfolio managers’ service are their respective start dates with the Predecessor Fund.

Purchase and Sale of Fund Shares

Shares are listed on a national securities exchange, the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The median bid-ask spread for the Fund’s most recent fiscal year cannot be provided because the Fund did not have a trading history to report trading information and related costs prior to the date of this Prospectus. Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be provided at www.emeraldetfs.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker- dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

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Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination of the foregoing), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

The Fund’s investment objective may be changed by the Board of the Company without shareholder approval. Shareholders will, however, receive 60 days’ prior written notice of any changes. Any such changes may result in the Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

The Fund’s 80% Policy is non-fundamental and can be changed by the Board upon 60 days’ prior notice to shareholders.

Additional Information About the Fund’s Principal Investment Strategies

The Fund is an actively managed ETF and invests primarily in equity securities of companies experiencing Special Situations, selected by the Sub-Adviser, the Fund’s investment sub-adviser, under the supervision of the Adviser. The Sub-Adviser’s research staff conducts company-specific research analysis to identify securities of the companies in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Sub-Adviser, may cause the securities to attain a higher market value independently, to a degree, than the trend in the securities market in general.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by companies experiencing Special Situations (the “80% Policy”). The Fund considers that the Special Situation developments may include:

●	Technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business;
●	Corporate reorganization;
●	Recapitalization or other development involving a security exchange or conversion;
●	Material acquisition or transformational merger;

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●	Spin-out, divestiture, liquidation or distribution of cash, securities or other assets;
●	Significant business model changes;
●	Material change in ownership;
●	Material or transformational contracts;
●	Impacts from business/external disruptions;
●	Litigation which, if resolved favorably, would improve the value of the company’s stock;
●	New or changed management;
●	Price dislocation;
●	Changes in governmental legislation, industry regulations, policy oversight;
●	Macroeconomic and industry catalysts; and
●	Positive or negative legislative or regulatory approvals or actions.

The Sub-Adviser’s research process includes utilizing its proprietary 10-Step Research Process in prescreening potential investments. This includes, but is not limited to, the review of SEC filings, annual reports, financial statements, patents/other intellectual property, press releases and news stories, conducting surveys, monitoring patient groups, attending industry trade shows/conferences, meeting with management, interviewing customers, industry contacts, medical professionals, key opinion leaders, competitors, suppliers and distributors, developing financial and valuation models, reviewing third-party, peer-reviewed and internal research, and communicating and collaborating with fellow investment team members.

The Fund can invest in companies from a wide range of industries and of various sizes. The Fund’s investment universe is not limited by market capitalization. Special Situations may often involve comparatively small companies which are not well known, and which have not been closely watched by investors generally, but may also involve larger companies.

The Fund may invest in companies engaged in financial technology-related activities including decentralized finance and distributed ledger technology. Financial technology is the application of new technological advancements to products and services in the financial industry, seeking to improve and automate the delivery and use of financial services. Financial technology helps companies and consumers better manage their financial operations by utilizing specialized software. Financial technology companies compete with traditional financial methods in the delivery of financial services. Mobile banking, peer-to-peer lending, decentralized ledger technology and cryptocurrency are examples of financial technology. The Fund may also invest in companies that are engaged in the use of, or have exposure to, DLT and blockchain. The mechanics of using DLT, including blockchain, to transact in assets, including securities, is relatively new and untested and there is no assurance that widespread adoption will occur.

Equity securities in which the Fund may invest include common stock, preferred stock, convertible preferred stock, shares of other investment companies and REITs, and depositary receipts. The Fund may invest in shares of companies through private placements, warrants, rights, and initial public offerings. The Fund may invest in stocks of SPACs. The Fund does not target a particular form of SPAC, with the exception that the SPAC must have identified an acquisition target at or prior to the time of the Fund’s investment.

The Fund intends to invest primarily in U.S. companies, but it may invest up to 10% of its net assets in foreign companies listed on a U.S. exchange. A company is deemed to be a foreign company if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity security is located outside the United States; (ii) a majority of the company’s revenues are derived from outside the United States; or (iii) a majority of the issuer’s assets are located outside the United States. The Fund may invest in shares of companies through initial public offerings and private placements.

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The Fund generally sells investments when the Sub-Adviser concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer’s circumstances or the political or economic outlook have changed.

The Fund has elected to be, and intends to continue to qualify each year for treatment as a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code.

Additional Information About the Fund’s Principal Investments and Risks

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, project types, group of project types, sector, market segment or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.

Convertible Securities Risk. Convertible securities have characteristics of both equity and fixed income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, the credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Lower quality convertible securities, also known as “junk bonds,” involve greater risk of default or price changes due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default or may be in default.

Currency Risk. Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency itself in connection with its purchases and sales of foreign securities, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars. The Fund generally does not seek to hedge currency risk, and although the Sub-Adviser considers currency risks as part of its investment process, its judgments in this regard may not always be correct.

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Adviser, the Sub-Adviser and other service providers (including, but not limited to, the Fund’s accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser and Sub-Adviser have established business continuity plans in the event of, and risk management systems to prevent, such cyber- attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

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Depositary Receipts Risk. The Fund may purchase depositary receipts, including ADRs, EDRs, GDRs, and NVDRs to facilitate its investments in foreign securities. By investing in ADRs rather than investing directly in the securities of foreign issuers, the Fund can avoid currency risks during the settlement period for purchase and sales.

However, ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. The information available for ADRs, EDRs, GDRs, and NVDRs is subject to the accounting, auditing, and financial reporting standards of the market or exchange on which they are traded, and those standards may be more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may be issued in a sponsored program, in which an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, in which the issuer may not be directly involved. The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers.

The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities. Available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than would be the case if the receipts were sponsored by the issuers.

Distributed Ledger Technology (“DLT”) and Blockchain Investments Risk. The Fund may invest in companies that are engaged in the use of, or have exposure to, DLT and blockchain. DLT is similar to a database that is consensually shared, replicated, and synchronized. When an individual deposits a sum of money into a banking institution, the individual expects that the sum will be there until they decide to exchange it for goods or services. The individual expects the bank will have an accurate record of the transaction, such as the amount, depositor, date, and time of the deposit. More broadly, society relies on central repositories, such as banks or governments, to collect, maintain, and protect the recorded actions of individuals or institutions. DLT differs from centralized repositories in that it decentralizes the source of such expectations. An individual deposits funds into a digital wallet and the value is captured on the DLT. If this individual purchases a digital song, the transaction is captured in the DLT along with the change in fund level in the individual’s digital account. The bank is not required as a third party. Instead, the record is recorded in the DLT and shared by all the parties with access on the network.

Blockchain is a type of DLT and contains three core parts, the block, the chain, and the network.

The “Block” is a list of recorded transactions that remain on the chain forever. Transactions can represent virtually any type of activity from registering a land deed to a single purchase. Any rules relating to the block itself are established when the network is first created. For example, the maximum number of transactions in a block or the size of each block can be limited.

The “Chain” is created when the block reaches its maximum size of transactions; it is chained or linked to the preceding block through a “bash.” A bash is an algorithm that takes a variable string of data and generates a fixed length value. The hash value of one block is inserted into the next block. This makes a link between the new block and the previous block. Repeating a hash function on an unaltered block of data will always generate the same fixed-length value. If a block of data is altered, the resulting hash output will be different. A user can then see the hashes are different and will know the original block has been altered and may no longer be trustworthy.

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The “Network” is a cluster of servers or “nodes” running a blockchain. Each node contains the complete record of all transactions on a blockchain. No centralized “official” copy exists and no node is “trusted” more than another. The data integrity is maintained by the blockchain’s replication on all of the nodes. Each blockchain has its own rules or algorithms governing how nodes validate transactions intended for entry into the blockchain. These rules are called a consensus mechanism and are established when the blockchain is created. Each blockchain has its own consensus mechanism depending on the type of transaction it is capturing. Some consensus mechanisms are known as “proof of work”, “proof of space” or “proof of stake.” These mechanisms facilitate authenticity, or the immutability of transaction records.

DLT companies are those committing material resources to developing, researching, supporting, innovating or utilizing DLT technology for their proprietary use or for use by others (“DLT Companies”). These DLT Companies are committing material resources to further the use and deployment of DLT, including blockchain, to seek to, for example, streamline the distribution and verification of cross-border payments; more efficiently store and secure cloud-based digital data; facilitate trusted transactions based on data security and privacy; and mitigate risk in supply chain management, among other uses.

Blockchain technology is an emerging technology that is capable of redefining how a record of value is transacted. Blockchain technology seeks to solve transactional challenges of counterparty trust and the need for a central repository or ledger by providing a transparent and secure process to transfer and digitally record information on a shared transaction database through a secure, decentralized, peer-to-peer distributed ledger. In this regard, it is designed to seek to facilitate the transfer of information or property between users such that the transfer is secure and known to all participants and shared across a distributed network where, once verified, the legitimacy of the transfer is established. Blockchain technology may be used to support a vast array of business applications in many different industries and markets, and the extent of its versatility has not yet been fully explored.

An investment in these companies may be subject to the following risks:

●	The technology is new and many of its uses may be untested. The mechanics of using DLT to transact in other types of assets, such as securities or derivatives, is relatively new and untested. There is no assurance that widespread adoption will occur. A lack of expansion in the usage of DLT and/or blockchain technology could adversely affect an investment in Fund. A breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains. Furthermore, DLT and blockchain technology is subject to a rapidly-evolving regulatory landscape in the United States and in other countries, which might include security, privacy or other regulatory concerns that could require changes to blockchain networks.

●	Theft, loss or destruction. Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss or destruction of these keys impairs the value of ownership claims users have over the relevant assets being represented by the ledger (whether “smart contracts,” securities, currency or other digital assets). The theft, loss or destruction of private or public keys needed to transact on a blockchain could also adversely affect a company’s business or operations if it were dependent on the ledger.

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●	Cyber security incidents. Cyber security incidents may compromise an issuer, its operations or its business. Cyber security incidents may also specifically target a user’s transaction history, digital assets, or identity, thereby leading to privacy concerns. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

●	Developmental risk. DLT and/or Blockchain technology may never develop optimized transactional processes that lead to realized economic returns for any company in which the Fund invests. Companies that are developing applications of blockchain technology applications may not in fact do so or may not be able to capitalize on those blockchain technologies. The development of new or competing platforms may cause consumers and investors to use alternatives to blockchains.

●	Intellectual property claims. A proliferation of recent startups attempting to apply DLT or blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to DLT or blockchain platforms that permit transactions in digital securities. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the viability of DLT or blockchain may adversely affect an investment in the Fund.

●	Lack of liquid markets, and possible manipulation of blockchain-based assets. Digital assets that are represented and trade on a blockchain may not necessarily benefit from viable trading markets. Stock exchanges have listing requirements and vet issuers, and perhaps users. These conditions may not necessarily be replicated on a blockchain, depending on the platform’s controls and other policies. The more lenient a blockchain is about vetting issuers of digital assets or users that transact on the platform, the higher the potential risk for fraud or the manipulation of digital assets. These factors may decrease liquidity or volume, or increase volatility of digital securities or other assets trading on a blockchain.

●	Lack of regulation. Digital commodities and their associated platforms are largely unregulated, and the regulatory environment is rapidly evolving. Because blockchain works by having every transaction build on every other transaction, participants can self-police any corruption, which can mitigate the need to depend on the current level of legal or government safeguards to monitor and control the flow of business transactions. As a result, companies engaged in such blockchain activities may be exposed to adverse regulatory action, fraudulent activity or even failure.

●	Third party product defects or vulnerabilities. Where blockchain systems are built using third party products, those products may contain technical defects or vulnerabilities beyond a company’s control. Open-source technologies that are used to build a blockchain application may also introduce defects and vulnerabilities.

●	Reliance on the Internet. Blockchain functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and adversely affect the Fund.

●	Line of business risk. Some of the companies in which the Fund may invest are engaged in other lines of business unrelated to DLT or blockchain and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to its use of DLT or blockchain, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

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Emerging Markets Risk. The Fund may have exposure to securities in emerging markets. Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

Equity Securities Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value. Common stocks are generally exposed to greater risk that other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, and banking crises.

ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, the Fund is exposed to the following risks:

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an AP may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of financial institutions that may act as Aps. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

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Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

Secondary Market Trading Risk. Although the Fund’s Shares are listed for trading on The Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in the Fund’s Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of the Fund’s underlying holdings, which can be significantly less liquid than the Fund’s Shares. In addition, during periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra- day (discount). This risk is heightened in times of market volatility or periods of steep market declines. In addition, where all or portion of the Fund’s underlying securities trade in a foreign market that is closed when the market in which the Fund’s Shares are listed is open for trading, there may be changes between the last quote of the underlying securities’ value in the closed foreign market and the value of such underlying securities during the Fund’s domestic trading day.

Financial Technology Risk. The Fund may invest in companies engaged in financial technology-related activities. Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. Financial technology companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. These financial technology companies may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future. Additionally, financial technology companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

Foreign Investments Risk. The Fund may invest in the securities of foreign companies, which may include the purchase of depositary receipts that represent indirect interests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies. These risks may relate to those associated with fluctuations in foreign currency exchange rates, more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less economic, political and social stability; and even the nationalization of assets. The liquidity of foreign investments may be more limited than for comparable U.S. investments. Therefore, at times, it may be difficult to sell foreign securities at favorable prices. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

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Illiquid Investments Risk. Investing in illiquid investments is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities. Less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities.

Initial Public Offerings (“IPOs”) Risk. Securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by companies that are undercapitalized.

Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

Large-Capitalization Companies Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller- capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

Liquidity Risk. Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

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Management Risk. The Fund is subject to management risk as an actively-managed investment portfolio. The Sub-Adviser’s investment approach may fail to produce the intended results. The Sub-Adviser has limited experience in managing ETFs. Accordingly, shareholders in the Fund bear the risk that the Sub-Adviser’s limited experience may impact its effectiveness. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in companies that the Sub-Adviser believes will produce less volatility, there is no guarantee that the companies will perform as expected. The prices of securities held by the Fund may decline in response to conditions affecting the general economy, overall market changes, local, regional or global political, social or economic instability, and currency, interest rate and commodity price fluctuations.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

The outbreak of COVID-19 and its variants resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. This outbreak negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve its investment objective, prevent the Fund from receiving payments otherwise due it, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

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Micro- and Small-Capitalization Companies Risk. Micro- and small-capitalization companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Smaller-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings. As a result, the purchase or sale of more than a limited number of shares of a micro or small company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller company stocks may not be well known to the investing public. These risks are more pronounced for micro-cap companies.

Mid-Capitalization Companies Risk. The value of securities of mid-cap companies may be more volatile than the value of securities of companies with larger capitalizations and also tend to be more adversely affected by issuer-specific events and political, market and economic developments than the securities of larger companies. Mid capitalization companies often have narrower commercial markets and more limited operating histories, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Additionally, mid-capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. The Fund, the Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Preferred Stock Risk. Preferred stocks are subject to the risks of equity securities generally and also risks associated with fixed- income securities, such as interest rate risk. A company’s preferred stock generally pays dividends only after the company makes required payments to creditors. As a result, the value of a company’s preferred stock will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally has limited or no voting rights. In addition, preferred stock is subject to the risks that a company may defer or not pay dividends, and, in certain situations, may call or redeem its preferred stock or convert it to common stock.

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Private Placements Risk. Investments in private placements could decrease the Fund’s liquidity profile or prevent the Fund from disposing of such securities promptly at advantageous prices. Private placements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available, and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value. Transaction costs may be higher for these securities, and the Fund may get only limited information about the issuer of a private placement security, so it may be less able to anticipate a loss.

REITs Risk. Real estate investment trusts (“REITs”) may be affected by economic forces and other factors related to the real estate industry. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITS) and liquidity risks. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than larger company securities.

Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. In addition. REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by an externally managed REIT in which it invests.

Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect U.S. issuers, as well as non-U.S. issuers, that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

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Securities Issued By Other Investment Companies Risk. The Fund may invest up to 10% of its total assets in the securities of other investment companies (including issues that would be investment companies but for sections 3(c)(1) or 3(c)(7) of the 1940 Act), but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Fund may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. Investments in issues that would be investment companies but for sections 3(c)(1) or 3(c)(7) of the 1940 Act will generally be considered illiquid investments and would be subject to the Fund’s 15% limitation on investments in illiquid investments. The SEC has adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission on the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. These regulatory changes may adversely impact the Fund’s investment strategies and operations.

Special Purpose Acquisition Company Risk. The Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”). A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an initial public offering (“IPO”) for the purpose of acquiring an existing company. The typical SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of the acquisition. Shortly after the SPAC’s IPO, such units typically are split into publicly listed common stock and warrants (and rights, if applicable) which are each listed and traded separately. The proceeds from the IPO are placed in trust until such time that the SPAC identifies and consummates the acquisition. A SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. If the SPAC does not complete the acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs are often subject to extreme price volatility and speculative trading. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, SPACs may have little to no liquidity, and may trade at a discount to NAV.

SPACs are “blank check” companies with no operating history and, at the time that the Fund invests in a SPAC, the SPAC typically has not conducted any discussions or made any plans, arrangements or understandings with any prospective transaction candidates. Accordingly, there is a limited basis, if any, on which to evaluate the SPAC’s ability to achieve its business objective, and the value of its securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. The SPACs in which the Fund may invest may have less publicly available information than that which is available in connection with traditional IPOs, and early investors in a SPAC may invest solely on the reputation of the SPAC’s sponsor. Additionally, the value of a SPAC’s securities can by highly volatile and may depreciate over time. While certain SPACs are formed to make transactions in specified market sectors, others are complete “blank check” companies, and the management of the SPAC may have limited experience or knowledge of the market sector in which the transaction is made. Accordingly, at the time that the Fund invests in a SPAC, there may be little or no basis for the Fund to evaluate the possible merits or risks of the particular industry in which the SPAC may ultimately operate or the target business which the SPAC may ultimately acquire, and the Fund may invest in a SPAC at a higher price, which would reduce the return to shareholders. A SPAC will not generate any revenues until, at the earliest, after the consummation of a transaction. There can be no assurance that a market will develop.

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The proceeds of a SPAC IPO that are placed in trust are subject to risks, including the risk of insolvency of the custodian of the funds, fraud by the trustee, interest rate risk and credit and liquidity risk relating to the securities and money market funds in which the proceeds are invested. Among other conflicts of interest, an investment in a SPAC may include the potential for misalignment of incentives in the structure of the SPAC. In addition, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears or in the event that attractive acquisition or merger targets become scarce.

Special Situations Risk. The Fund will seek to benefit from Special Situations, such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. The term Special Situation shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Adviser or Sub-Adviser, may cause the security to attain a higher market value independently, to a degree, than the trend in the securities market in general.

The particular development (actual or prospective), which may qualify a security as a Special Situation, may be one of many different types. Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A Special Situation may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a Special Situation. The Fund may invest in securities (even if not Special Situations) which, in the opinion of the Adviser or the Sub-Adviser, are appropriate investments for the Fund, including securities which the Adviser or Sub-Adviser believes are undervalued by the market. There is a risk that the Special Situation might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

Turnover Rate Risk. The Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

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Warrants and Rights Risk. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have the voting rights of common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities, and these instruments may cease to have value if not exercised before their expiration dates. The use of warrants and rights can increase the volatility of the Fund’s portfolio. If the Fund invests in these instruments at unfortunate times or judges market conditions incorrectly, it may incur substantial losses. Changes in the liquidity of the secondary markets in which these instruments trade can result in significant, rapid, and unpredictable changes in their prices, and these conditions could also cause losses to the Fund.

Additional Information About the Fund’s Non-Principal Investments and Risks

Costs of Buying or Selling Shares Risk. Investors buying or selling Shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the Fund’s Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in a Fund and/ or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Illiquid Investments Risk. The Fund invests primarily in publicly traded securities and do not generally purchase securities that have legal or contractual restrictions on resale or that are illiquid. However, liquid securities purchased by the Fund may become illiquid because of issuer-specific events or changes in market conditions. Illiquid investments are subject to the risk that the Funds will not be able to sell the investments when desired or at favorable prices. The Fund will not purchase an illiquid investment if, as a result, more than 15% of the value of the Fund’s net assets would be so invested.

Legal and Regulatory Change Risk. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and its ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC and other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Fund could be substantial and adverse.

RIC Compliance Risk. The Fund has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, the Fund could cure a failure to qualify as a RIC, but in order to do so, the Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

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Temporary Defensive Positions. In anticipation of or in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

The Fund may make other types of investments and may engage in various other investment practices. These investments and practices, and their risks, are described in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

The Board of the Company, of which the Fund is a series, is responsible for supervising the operations and affairs of the Fund. The Adviser and the Sub-Adviser are responsible for the daily management and administration of the Fund’s operations.

Investment Adviser

F/m Investments LLC serves as the investment adviser to the Fund. The Adviser is located at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007. The Adviser’s primary business is to provide a variety of investment management services to registered investment companies. The Adviser is a majority owned subsidiary of F/m Managers Group, LP, which is a wholly owned subsidiary of 1251 Capital, Inc., a financial service holding company. Three officers of the Company own an indirect, minority interest in the Adviser. The Adviser and Sub-Adviser are affiliates.

Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of the Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of investment advisory agreement between the Company and the Adviser (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.89% of the average daily net assets of the Fund during the month. From the unitary management fees, the Adviser pays most of the expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

Investment Sub-Adviser

Emerald Mutual Fund Advisers Trust serves as the investment sub-adviser to the Fund. The Sub-Adviser commenced business operations in April of 2005 and is registered with the SEC as an investment adviser. The Sub-Adviser is located at 3175 Oregon Pike, Leola, Pennsylvania 17540. The Sub-Adviser is a wholly owned subsidiary of Emerald Advisers, LLC (“Emerald Advisers”), and is an affiliate of the Adviser. As of June 30, 2025, Emerald Advisers and its affiliates had approximately $4.6 billion in assets under management.

Subject to the authority of the Board and the supervision of the Adviser, the Adviser retains the Sub-Adviser to provide the Fund with a continuous program of investing the Fund’s assets and determining the portfolio composition of the Fund. The Sub-Adviser is paid a fee equal to the annual rate of 0.58% of the Fund’s average daily net assets. Compensation of the Sub-Adviser is paid by the Adviser (not the Fund).

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A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Adviser and the sub-advisory agreement with the Sub-Adviser will be available in the Fund’s first annual or semi-annual report on Form N-CSR.

Portfolio Managers

David A. Volpe, CFA, is Deputy Chief Investment Officer and Managing Director of Emerald Advisers and President of Emerald Asset Management PA, LLC with over 30 years of investment experience. He is manager of the Emerald Mid Cap Growth and Emerald Growth Opportunities portfolios. He also co-manages the Predecessor Fund. Additionally, Mr. Volpe maintains research coverage of the Energy industry. He also assists with institutional marketing and client service, research, and strategic planning. From 1990 to 2000 he served as First Deputy City Controller of the City of Philadelphia, where he was responsible for the day-to-day operation of the Controller’s Office, and was a member of the Philadelphia Municipal Pension System Investment Committee. From 1996 to 2000, he was also Chief Investment Officer of the Philadelphia Gas Works Pension System, where he was responsible for all aspects of that entity’s pension fund. Prior to working for the City of Philadelphia, Mr. Volpe was a senior budget analyst for the Pennsylvania State Senate Appropriations Committee and served as an alternate member on the Pennsylvania State Employees’ Retirement System and Pennsylvania School Employees’ Retirement System. Mr. Volpe was Chairman of Philadelphia Mayor Ed Rendell’s Finance transition team following his 1992 election to office. He is a board member and Finance Committee Chair of Merakey, Inc. and a member of the CFA Institute. Mr. Volpe earned a BA in Political Science from Potsdam College and a Masters in Public Administration from Penn State University. He was awarded the Chartered Financial Analyst (CFA) designation in 2002 and is a CFA charterholder.

Stephen L. Amsterdam, is a Portfolio Manager of the Emerald Mid Cap Growth and Emerald Growth Opportunities portfolios and co-manages the Predecessor Fund. He is also a Senior Research Analyst and a member of the Emerald Advisers Technology research team. He has been with Emerald Advisers since 2001 and currently focuses his efforts on network infrastructure, optical technologies, embedded electronics, and unified communications. Prior to joining Emerald Advisers, Mr. Amsterdam spent a decade investing in, and advising, early-stage technology companies as a founding managing director of PA Early-Stage Partners, a $50M early-stage venture capital fund and senior associate of TLVentures, an $800M venture capital fund associated with Safeguard Scientifics, Inc. He is a graduate of Lehigh University.

The SAI provides additional information about the compensation of each Portfolio Manager, other accounts managed by them, and their ownership of Shares of the Fund.

HOW TO BUY AND SELL SHARES

The Fund issues and redeems its Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

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When buying or selling the Fund’s Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning the Fund’s Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of the Fund’s Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for Shares as calculated by an information provider or market data vendor. The Funds are neither involved in nor responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities, such IIV may not represent the best possible valuation of the Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of the current Fund portfolio at a particular point in time. The IIV should not be viewed as a “real-time” update of the Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Fund accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or losses. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund reserves the right to reject any purchase order at any time.

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Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates by the Fund’s Valuation Designee (defined below) under guidelines established by the Board.

Fair Value Pricing

If market quotations are unavailable or deemed unreliable, securities will be fair valued by the Adviser, as the Fund’s Valuation Designee (the “Valuation Designee”), in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments. The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund intends to pay out dividends, if any, quarterly, and distribute any net realized capital gains to its shareholders annually.

Dividend Reinvestment Service

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

Taxes

As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

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Unless your investment in shares of the Fund is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions; (ii) you sell your shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions

The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares of the Fund. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long- term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities, if any. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities, if any.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the shares’ NAV when you purchased your shares of the Fund).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

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Taxes When Shares are Sold on the Exchange

For federal income tax purposes, any capital gain or loss realized upon a sale of shares of the Fund generally is treated as a long- term capital gain or loss if those shares have been held for more than 12 months and as a short-term capital gain or loss if those shares have been held for 12 months or less. However, any capital loss on a sale of shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares of the Fund. Any loss realized on a sale will be disallowed to the extent shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of shares. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on and sales of shares of the Fund held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the shares.

U.S. Tax Treatment of Foreign Shareholders

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of shares in the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund is generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

Backup Withholding

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns shares of the Fund) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. The current backup withholding rate is 24%.

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Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

The Company on behalf of the Fund has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains).

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of shares of the Fund. Consult your personal tax advisor about the potential tax consequences of an investment in Shares of the Fund under all applicable tax laws. For more information, please see the section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES” in the SAI.

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DISTRIBUTION

The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

ADDITIONAL CONSIDERATIONS

Payments to Financial Intermediaries

The Adviser and Sub-Adviser, out of their own resources and without additional cost to the Fund or its shareholders, may pay intermediaries, including affiliates of the Adviser or Sub-Adviser, for the sale of Fund Shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making Shares of the Fund available to their customers generally and in investment programs. The Adviser and Sub-Adviser may also reimburse expenses or make payments from its own resources to intermediaries in consideration of services or other activities the Adviser or Sub-Adviser believe may facilitate investment in the Fund.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of Shares of the Fund, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund and other ETFs.

Premium/Discount Information

The Fund is new and therefore does not have any information regarding how often Shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund. Once available, this information will be presented, free of charge, on the Fund’s website at www.emeraldetfs.com.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

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Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 of the Securities Act is only available with respect to transactions on an exchange.

Disclosure of Portfolio Holdings

The Fund discloses its full portfolio holdings, as of the close of business the prior day, each day before the opening of trading on the Exchange at www.emeraldetfs.com. Once available, additional information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, will be available at www.emeraldetfs.com. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Additional Information

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser and investment sub-adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase Shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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Financial Highlights

The financial highlights tables are intended to help you understand the Predecessor Fund’s financial performance for the past five years. The financial information presented for each applicable period is that of the Predecessor Fund. The Fund is the accounting successor to the Predecessor Fund, and the Predecessor Fund is the accounting and performance survivor, as a result of the Reorganization of the Predecessor Fund into the Fund. The Fund has adopted the financial statements of the Predecessor Fund. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions). The information presented for the fiscal year ended April 30, 2025, has been audited by Cohen & Company, Ltd., the independent registered public accounting firm for the Predecessor Fund, whose report, along with the Predecessor Fund’s financial statements, are included in the Annual Report for the fiscal year ended April 30, 2025, which is available upon request.

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Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	Year Ended April 30, 2025	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$17.59	$13.98	$15.16	$20.18	$12.13
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.17)	(0.14)	(0.11)	(0.18)	(0.14)
Net realized and unrealized gain/(loss) on investments	1.47	3.75	(0.42)	(1.98)	9.80
Total from Investment Operations	1.30	3.61	(0.53)	(2.16)	9.66

LESS DISTRIBUTIONS:
From capital gains	(0.13)	-	(0.65)	(2.86)	(1.61)
Total Distributions	(0.13)	-	(0.65)	(2.86)	(1.61)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.17	3.61	(1.18)	(5.02)	8.05
NET ASSET VALUE, END OF PERIOD	$18.76	$17.59	$13.98	$15.16	$20.18

TOTAL RETURN(b)	7.33%	25.82%	(3.68%)	(12.78%)	82.17%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$14,004	$15,136	$9,950	$15,516	$17,618
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.85%)	(0.84%)	(0.80%)	(0.92%)	(0.86%)
Operating expenses excluding reimbursement/waiver	1.80%	2.03%	1.94%	1.73%	1.92%
Operating expenses including reimbursement/waiver	1.35%	1.35%	1.35%	1.35%	1.35%
PORTFOLIO TURNOVER RATE	65%	61%	64%	70%	89%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

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Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	Year Ended April 30, 2025	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$16.03	$12.82	$14.05	$19.02	$11.57
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.23)	(0.22)	(0.18)	(0.28)	(0.24)
Net realized and unrealized gain/(loss) on investments	1.35	3.43	(0.40)	(1.83)	9.30
Total from Investment Operations	1.12	3.21	(0.58)	(2.11)	9.06

LESS DISTRIBUTIONS:
From capital gains	(0.13)	-	(0.65)	(2.86)	(1.61)
Total Distributions	(0.13)	-	(0.65)	(2.86)	(1.61)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.99	3.21	(1.23)	(4.97)	7.45
NET ASSET VALUE, END OF PERIOD	$17.02	$16.03	$12.82	$14.05	$19.02

TOTAL RETURN(b)	6.92%	25.04%	(4.33%)	(13.32%)	80.92%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$25	$25	$38	$186	$246
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.24%)	(1.51%)	(1.42%)	(1.58%)	(1.51%)
Operating expenses excluding reimbursement/waiver	2.19%	2.72%	2.55%	2.38%	2.57%
Operating expenses including reimbursement/waiver	2.00%	2.00%	2.00%	2.00%	2.00%
PORTFOLIO TURNOVER RATE	65%	61%	64%	70%	89%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

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Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2025	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$18.28	$14.49	$15.64	$20.67	$12.37
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.13)	(0.09)	(0.07)	(0.12)	(0.10)
Net realized and unrealized gain/(loss) on investments	1.54	3.88	(0.43)	(2.05)	10.01
Total from Investment Operations	1.41	3.79	(0.50)	(2.17)	9.91

LESS DISTRIBUTIONS:
From capital gains	(0.13)	-	(0.65)	(2.86)	(1.61)
Total Distributions	(0.13)	-	(0.65)	(2.86)	(1.61)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.28	3.79	(1.15)	(5.03)	8.30
NET ASSET VALUE, END OF PERIOD	$19.56	$18.28	$14.49	$15.64	$20.67

TOTAL RETURN	7.65%	26.16%	(3.40%)	(12.51%)	82.62%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$3,645	$4,400	$3,657	$4,340	$3,658
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.60%)	(0.53%)	(0.51%)	(0.62%)	(0.57%)
Operating expenses excluding reimbursement/waiver	1.54%	1.71%	1.65%	1.42%	1.60%
Operating expenses including reimbursement/waiver	1.05%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE	65%	61%	64%	70%	89%

(a)	Per share amounts are based upon average shares outstanding.

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Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	Year Ended April 30, 2025	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$17.43	$13.87	$15.05	$20.06	$12.07
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.19)	(0.14)	(0.12)	(0.18)	(0.15)
Net realized and unrealized gain/(loss) on investments	1.47	3.70	(0.41)	(1.97)	9.75
Total from Investment Operations	1.28	3.56	(0.53)	(2.15)	9.60

LESS DISTRIBUTIONS:
From capital gains	(0.13)	-	(0.65)	(2.86)	(1.61)
Total Distributions	(0.13)	-	(0.65)	(2.86)	(1.61)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.15	3.56	(1.18)	(5.01)	7.99
NET ASSET VALUE, END OF PERIOD	$18.58	$17.43	$13.87	$15.05	$20.06

TOTAL RETURN	7.28%	25.67%	(3.75%)	(12.80%)	82.08%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$861	$795	$824	$689	$638
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.96%)	(0.89%)	(0.87%)	(0.97%)	(0.91%)
Operating expenses excluding reimbursement/waiver	1.91%	1.95%	1.97%	1.71%	1.86%
Operating expenses including reimbursement/waiver	1.40%	1.40%	1.40%	1.40%	1.40%
PORTFOLIO TURNOVER RATE	65%	61%	64%	70%	89%

(a)	Per share amounts are based upon average shares outstanding.

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INVESTMENT ADVISER

F/m Investments LLC
3050 K Street, N.W., Suite 201
Washington, District of Columbia 20007

INVESTMENT SUB-ADVISER

Emerald Mutual Fund Advisers Trust
3175 Oregon Pike
Leola, Pennsylvania 17540

ADMINISTRATOR AND
TRANSFER AGENT

U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53201

CUSTODIAN

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

UNDERWRITER

Quasar Distributors, LLC
190 Middle Street, Suite 301,
Portland, Maine 04101

COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103

FOR MORE INFORMATION

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

Once available, additional information about the Fund’s investments will be included in the Fund’s annual and semi-annual reports to shareholders. The annual report will contain a concise summary of the relevant market conditions and investment strategies that materially affected the Fund’s performance during its most recently completed fiscal year. The Fund’s annual and semi-annual reports to shareholders will be available at the Fund’s website at www.emeraldetfs.com or by calling 1-800-617-0004.

Statement of Additional Information

The Fund’s SAI, dated July 18, 2025, has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge at the Fund’s website or by calling 1-800-617-0004. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

TO OBTAIN INFORMATION

The SAI is available, without charge, upon request along with the semi-annual and annual reports (when available). To obtain a free copy of the SAI, semi-annual or annual reports or if you have questions about the Fund:

By Internet

Go to www.emeraldetfs.com.

By Telephone

Call 1-800-617-0004 or your securities dealer.

By Mail

Write to:

F/m Emerald Special Situations ETF
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

From the SEC

Information about the Fund (including the SAI) and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov.

Investment Company Act File Number 811-05518

F/m Emerald Special Situations ETF

(Ticker: NASDAQ – SPIT)

A series of The RBB Fund, Inc.

3175 Oregon Pike, Leola, Pennsylvania 17540

Statement of Additional Information

Dated July 18, 2025

The F/m Emerald Special Situations ETF (the “Fund”) is a diversified series of The RBB Fund, Inc. (the “Company”), an open-end management investment company organized as a Maryland corporation on February 29, 1988.

F/m Investments LLC serves as the investment adviser to the Fund.

Emerald Mutual Fund Advisers Trust serves as the investment sub-adviser to the Fund.

Information about the Fund is set forth in the prospectus dated July 18, 2025 (the “Prospectus”) and provides the basic information you should know before investing. To obtain a copy of the Prospectus and/or the Fund’s Annual and Semi-Annual Reports, once available, please write to F/m Emerald Special Situations ETF, P.O. Box 219252, Kansas City, MO 64121-9252, or call 1-800-617-0004. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Company, and it should be read in conjunction with the Prospectus. Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

The Fund is an accounting successor of Emerald Insights Fund (the “Predecessor Fund”). The financial statements and financial highlights for the Predecessor Fund (File No. 811-08194) for the fiscal year ended April 30, 2025, which are contained in the Annual Report for that fiscal year, are hereby incorporated herein by reference into this SAI. These financial statements have been audited by Cohen & Company, Ltd., the Predecessor Fund’s independent registered public accounting firm, whose report thereon is incorporated herein by reference.

TABLE OF CONTENTS

General Information	1
Investment Policies and Practices	1
Investment Restrictions	15
Exchange Listing and Trading	16
Portfolio Turnover	17
Management of the Company	17
Code of Ethics	28
Principal Holders	29
Investment Advisory Agreement and Investment Sub-Advisory Agreement	29
Portfolio Managers	31
Underwriter	33
Purchase and Redemption of Creation Units	34
Portfolio Holdings Information	41
Determination of Net Asset Value	41
Dividends, Distributions, and Taxes	42
Portfolio Transactions and Brokerage	44
Securities Lending	45
Proxy Voting Procedures	46
Payments to Financial Intermediaries	46
Additional Information Concerning Company Shares	47
Miscellaneous	48
Financial Statements	49
Appendix A	A-1
Appendix B	B-1

general information

The Company is an open-end management investment company currently consisting of 76 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to shares of the F/m Emerald Special Situations ETF. F/m Investments LLC (the “Adviser”) serves as the investment adviser to the Fund, and Emerald Mutual Fund Advisers Trust (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund. The Sub-Adviser is responsible for selecting the portfolio securities for investment by the Fund, subject to the general supervision of the Board and the Adviser.

If approved by shareholders of the Predecessor Fund, the Predecessor Fund will reorganize its shares into the Fund (the “Reorganization”) prior to the Fund’s commencement of operations.

The Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit”). The Fund also generally offers and issues shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of the Fund are listed for trading on the Nasdaq Stock Market LLC (the “Exchange”), and the Fund trades on the Exchange at market prices. These prices may differ from the shares’ NAVs. The shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of at least 5,000 Shares.

Shares of the Fund may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Company may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. The Fund may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

The Fund is an actively-managed exchange-traded fund (“ETF”).

Investment Policies and Practices

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The sections below describe some of the different types of investments that may be made by the Fund as part of its principal and non-principal investment strategies. The following information supplements, and should be read in conjunction with, the Prospectus.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

There can be no guarantee that the Fund will achieve its investment objective. The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

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Principal Investment Policies and Risks

American, European and Global Depositary Receipts. The Fund may invest in American Depository Receipts (“ADRs”). ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities including increased market, illiquidity, currency, political, information and other risks, and even where traded in U.S. dollars are subject to currency risk if the underlying security is traded in a foreign currency. GDRs, EDRs, and other similar instruments may be issued by a U.S. or non-U.S. entity and may be traded in other currencies. GDRs are tradable both in the United States and Europe and are designed for use throughout the world. EDRs are issued in bearer form and are designed for use in European securities markets.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Adviser or the Sub-Adviser.

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Equity Securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

●	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

●	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

●	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

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●	Micro, Small and Medium Capitalization Issuers. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over- the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Exchange-Traded Funds (“ETFs”). The Fund may invest in open-end investment companies whose shares are listed for trading on a national securities exchange. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index. There can be no assurance, however, that this can be accomplished, as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. Additionally, some ETFs are actively-managed by an investment adviser and/or sub-advisers and do not seek to provide investment results that correspond to an index.

ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. An actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively-managed ETF’s portfolio management practices might not work to achieve the desired result. Individual shares of an ETF are generally not redeemable at their NAV, but trade on an exchange during the day at prices that are normally close to, but not the same as, their NAV. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their NAVs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. In addition, the purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s or ETF’s own expenses.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions described below. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. The changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, and the adoption of Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) which allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. The Fund expects to rely on Rule 12d1-4 to the extent the Sub-Adviser deems such reliance necessary or appropriate.

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Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time. In addition, where all or portion of the Fund’s underlying securities trade in a foreign market that is closed when the market in which the Fund’s Shares are listed is open for trading, there may be changes between the last quote of the underlying securities’ value in the closed foreign market and the value of such underlying securities during the Fund’s domestic trading day.

Illiquid Investments. Pursuant to Rule 22e-4 (“Rule 22e-4” or the “Liquidity Rule”) under the 1940 Act, the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Sub-Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Sub-Adviser desires or at prices approximating the value at which the Fund is carrying the investments. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

On November 2, 2022, the SEC proposed amendments to Rule 22e-4. If adopted as proposed, the proposed amendments would result in changes to the Fund’s liquidity classification framework and could potentially increase the percentage of the Fund’s investments deemed to be illiquid. In addition, the Fund’s operations and investment strategies may be adversely impacted if the proposed amendments are adopted.

Investment Company Shares. The Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

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Investments by the Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act. Pursuant to Rule 12d1-4 and procedures approved by the Board, the Fund may invest in other investment companies beyond the limits contained in the 1940 Act, subject to certain conditions imposed by Rule 12d1-4 including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements and limits on most three-tier fund structures.

Certain investment companies whose securities are purchased by the Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

Investing in Emerging Markets. Securities in emerging markets are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging market issuers than is available about issuers in the United States.

Emerging markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to value accurately its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Antiquated legal systems in certain emerging markets may have an adverse impact on the Fund’s investments. For example, while the potential liability of a shareholder in a U.S. corporation for acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging markets. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations, the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S. and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging markets may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

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Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability than is the case in the United States and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging countries may differ unfavorably from the U.S. economy in growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports. The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Non-U.S. Issuers Risk. The Fund may invest in securities of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.

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Real Estate Investment Trust Securities. The Fund may invest in real estate investment trusts (“REITs”). A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle than issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Individual REITs may own a limited number of properties and may concentrate ina particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of theInternal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. Unexpected high rates of default on mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund.

REITs may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term healthcare properties, such as nursing, retirement, and assisted living homes, may be affected by federal regulations concerning the healthcare industry. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. The Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

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Rights Offerings and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Special Note Regarding Market Events. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market's expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s or Sub-Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak have resulted in serious economic disruptions across the globe. Recent events are impacting the securities markets. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rates changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund’s performance, and cause losses on your investment in the Fund.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which they invest.

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Special Situation Companies. The Fund will seek to benefit from Special Situations, such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. The term Special Situation shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Adviser or Sub-Adviser, may cause the security to attain a higher market value independently, to a degree, than the trend in the securities market in general.

The particular development (actual or prospective), which may qualify a security as a Special Situation, may be one of many different types. Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A Special Situation may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a Special Situation. The Fund may invest in securities (even if not Special Situations) which, in the opinion of the Adviser or the Sub-Adviser, are appropriate investments for the Fund, including securities which the Adviser or Sub-Adviser believes are undervalued by the market. There is a risk that the Special Situation might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

Non-Principal Investment Policies and Risks

Borrowing. The Fund may borrow money from a bank equal to 5% of its total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the NAV of the Fund’s shares and in the return on the Fund’s portfolio. Although the principal of any borrowing will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings. In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Forward Commitment and When-Issued Transactions. The Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges.

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When-issued purchases and forward commitments enable the Fund to lock in what is believed by its investment adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. The Fund may not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

Equity Swaps. To the extent consistent with its investment objective and strategies, the Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may be used by the Fund for hedging purposes, in anticipation of the purchase of securities, for liquidity management purposes, or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

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The Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P® Global Ratings Services (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Investors Service, Inc. (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or the Sub-Adviser is incorrect in its forecasts of market values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Money Market Securities. The Fund may invest its assets in money market instruments (the types of which are discussed below). Money market instruments include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody's Investors Service (“Moody's”), or determined by the Sub-Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. In addition, investments in bank loans may not be deemed to be securities and may not have the protections of the federal securities laws. Bank obligations include the following:

●	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

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●	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

●	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Pandemic Risk. Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s or Sub-Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions lead to instability in the market place, including stock market losses and overall volatility, as occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. The Adviser and Sub- Adviser have in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and it periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Adviser, Sub-Adviser or the Fund’s service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines for COVID-19 are widely available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Sub-Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Sub-Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Adviser, liquidity or other considerations so warrant.

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Restricted Securities. The Fund may purchase securities which are not registered under the 1933 Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Sub-Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in an underlying investment company during any period that qualified institutional buyers become uninterested in purchasing restricted securities. In reaching liquidity decisions, the Sub-Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

As consistent with the Fund’s investment objective, the Fund may also invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Fund believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Fund intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Securities Lending. The Fund may lend its portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Sub-Adviser deems to be of good standing and only when, in the Sub- Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. The Fund may not make loans in excess of 33 1/3% of the value of its total assets. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund does not have the right to vote loaned securities. The Fund may attempt to call loaned securities back to permit the exercise of voting rights if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Temporary Defensive Positions. In anticipation of or in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

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Investment Restrictions

The Company has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements provided that there is at least 300% asset coverage for the borrowings of the Fund. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2.	Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

4.	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

5.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan; or

6.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers conducting their principal business activities in the same industry or group of related industries, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

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In addition to the fundamental investment limitations specified above, the Fund is subject to the following non-fundamental limitations, which may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Fund may not:

1.	Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Sub-Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

Exchange Listing and Trading

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of the Fund’s shares. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things (i) following the initial 12-month period beginning upon the commencement of trading of the fund, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the Fund’s portfolio holdings are not made available to all market participants at the same time; (iii) the Fund has failed to file any filings required by the SEC or the Exchange is aware that the Fund is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC or its staff under the 1940 Act with respect to the Fund; (iv) the Exchange’s ongoing listing requirements are not continuously maintained; (v) any of the continuous listing representations for the issue of the Fund’s shares are not continuously met; or (vi) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the exchange inadvisable. The Exchange will remove the Fund’s shares from listing and trading upon termination of the Fund. The Exchange will remove the Fund’s shares from listing and trading upon termination of the Fund.

The Company reserves the right to adjust the price levels of its shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

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Portfolio Turnover

Portfolio turnover measures the percentage of the Fund’s total portfolio market value that was purchased or sold during the period. The Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

The Predecessor Fund’s portfolio turnover rates for the three most recent fiscal years are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

Fiscal Year Ended April 30, 2025	Fiscal Year Ended April 30, 2024	Fiscal Year Ended April 30, 2023
65%	61%	64%

Management of the Company

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Charter. The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees - Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

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Directors and Executive Officers

The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	90	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).
Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	90	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc. (global investment manager).

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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	90	Wilmington Funds (12 portfolios) (registered investment company)(until 2023); IntriCon Corporation (biomedical device manufacturer) (until 2022); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	90	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013¬2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	90	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).

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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INTERESTED DIRECTORS[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	90	None
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	90	Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

20

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 66	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust and The RBB Fund Inc.; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust; since 2016, Chief Financial Officer and Secretary of The RBB Fund Inc.	N/A	N/A

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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust; since 2019, Director of Marketing & Business Development of The RBB Fund, Inc.; from 2000¬2019, Managing Director, Third Avenue Management LLC (investment advisory firm).	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Services.	N/A	N/A
Thomas M. Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer & Assistant Secretary of the RBB Trust, Inc.; from 2023-2024, Vice President of Virtus Investment Partners; from 2020-2023, CFO of Stone Harbor Investment Partners LP	N/A	N/A

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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Jillian L. Bosmann One Logan Square Suite 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 90 portfolios of the fund complex, consisting of the series in the Company (76 portfolios) and The RBB Fund Trust (14 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Mr. Sablowsky and Mr. Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

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Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened four times during the fiscal year ended August 31, 2024.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened five times during the fiscal year ended August 31, 2024.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2024.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2024.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened seven times during the fiscal year ended August 31, 2024.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2024.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened five times during the fiscal year ended August 31, 2024.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

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The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios of the Company and The RBB Fund Trust (together, “Fund Complex”) (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including amounts through the deferred compensation plan:

Name of Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Independent Directors
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$10,001-$50,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi(2)	None	None
Interested Directors
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$1-$10,000

(1)	The Fund had not commenced operations prior to the date of this SAI.

(2)	Ms. Tirinnanzi began serving as a Director effective January 1, 2024.

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Directors’ and Officers’ Compensation

Effective January 1, 2025, the Fund Complex, based on an allocation formula, pay each Director a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

From January 1, 2023 through December 31, 2023, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $150,000 annually, $13,500 for each regular meeting of the Board, $5,000 for each Regulatory Oversight Committee meeting attended in-person, $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person, and $2,000 for each committee meeting attended telephonically or special meeting of the Board attended in-person or telephonically. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $20,000 for his services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $10,000 per year for his services. The Vice Chair of the Board received an additional fee of $35,000 per year for his services in this capacity and the Chair of the Board received an additional fee of $75,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2024, Vigilant Compliance, LLC received $875,000 in the aggregate from all series of the Fund Complex for its services. For the fiscal year ended August 31, 2024, Vigilant Compliance, LLC did not receive any fees from the Fund because the Fund had not commenced operations prior to the date of this SAI. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development, and are compensated for services provided. For the fiscal year ended August 31, 2024, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development received compensation from the Fund and the Fund Complex in the following amounts:

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Name of Director/Officer	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Julian A. Brodsky, Director(2)	$ 0	N/A	N/A	$ 137,250
Gregory P. Chandler, Director	$ 0	N/A	N/A	$ 311,000
Lisa A. Dolly, Director	$ 0	N/A	N/A	$ 296,000
Nicholas A. Giordano, Director	$ 0	N/A	N/A	$ 291,000
Arnold M. Reichman, Director and Chair	$ 0	N/A	N/A	$ 397,500
Robert A. Straniere, Director(3)	$ 0	N/A	N/A	$ 274,750
Martha A. Tirinnanzi, Director(4)	$ 0	N/A	N/A	$ 177,250
Interested Director:
Robert Sablowsky, Director and Vice Chair	$ 0	N/A	N/A	$ 370,250
Brian T. Shea, Director	$ 0	N/A	N/A	$ 300,500
Officers:
Steven Plump, President	$ 0	N/A	N/A	$ 308,667
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$ 0	N/A	N/A	$ 381,883
Craig Urciuoli, Director of Marketing & Business Development	$ 0	N/A	N/A	$ 319,178

(1)	The Fund had not commenced operations prior to the date of this SAI.
(2)	Mr. Brodsky retired from his role as a Director effective February 2024.
(3)	Mr. Straniere retired from his role as a Director effective January 2025.
(4)	Ms. Tirinnanzi began serving as a Director effective January 1, 2024.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

27

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (“Committee”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Compensation will be determined annually by the Committee and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Fund and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the Committee and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2024, Julian Brodsky received compensation for his role as a Director Emeritus in the following amounts:

Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
None	N/A	N/A	$43,750

(1)	The Fund had not commenced operations prior to the date of this SAI.

Code of Ethics

The Company, the Adviser, and the Sub-Adviser have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

Principal Holders

As the Fund is a newly created investment company that was organized to acquire the assets and liabilities of the Predecessor Fund in exchange for shares of the Fund, the information provided below is for the Predecessor Fund.

As of July 9, 2025, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the Predecessor Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund.

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Class Shares	Shareholder Name and Address	Percentage of Shares Owned	Type of Ownership
Class A Shares	Pershing LLC Scottsdale, AZ 85258	95.64%	Record
Class C Shares	Pershing LLC Scottsdale, AZ 85258	52.61%	Record
	National Financial Services, LLC Waltham, MA 02453	40.21%	Record
	Janney Montgomery Scott LLC Miami, FL 33156	7.17%	Record
Institutional Class Shares	Charles Schwab & Co., Inc. San Francisco, CA 94105	23.44%	Record
	Pershing LLC Pittsburgh, PA 15219	27.50%	Record
	Empower Financial Services, Inc Greenwood Village, CO 80111	41.21%	Record
Investor Class Shares	National Financial Services, LLC Wexford, PA 15090	20.05%	Record
	Emerald Funds Default Dealer Lititz, PA 17543	5.63%	Record
	Emerald Funds Default Dealer Camp Hill, PA 17011-8308	50.13%	Record
	Emerald Funds Default Dealer Las Vegas, NV 89130	6.67%	Record
	Emerald Funds KIG Assets Default Las Vegas, NV 89130	8.39%	Record

As of the date of this SAI, the Directors and officers of the Company as a group owned none of the outstanding shares of the Fund or Predecessor Fund.

Investment Advisory Agreement and Investment Sub-Advisory Agreement

Investment Advisory Agreement

The Fund’s investment adviser is F/m Investments LLC, located at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007. The Adviser is a majority owned subsidiary of F/m Managers Group, LP, which is a wholly owned subsidiary of 1251 Capital, Inc., a financial services holding company. Three officers of the Company own an indirect, minority interest in the Adviser. The Adviser and Sub-Adviser are affiliates. Prior to the Reorganization, the Sub-Adviser served as the investment adviser to the Predecessor Fund.

The Adviser provides investment advisory services to the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”) between the Company and the Adviser. After the initial two year-term, the Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

Subject to the supervision of the Board, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

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Pursuant to the terms of the Advisory Agreement, in consideration of the services provided by the Adviser, the Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.89% of the average daily net assets. From the unitary management fee, the Adviser pays most of the expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The Predecessor Fund paid the following advisory fees, including waivers and reimbursements for the past three fiscal years:

	For Fiscal Year Ended April 30, 2025	For Fiscal Year Ended April 30, 2024	For Fiscal Year Ended April 30, 2023
Gross Advisory Fees	$169,750	$129,645	$133,353
Waiver of Advisory Fees	($113,851)	($115,433)	($104,709)
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$55,899	$14,212	$28,644

Investment Sub-Advisory Agreement

The Fund’s investment sub-adviser is Emerald Mutual Fund Advisers Trust, located at 3175 Oregon Pike, Leola, Pennsylvania 17540. The Sub-Adviser commenced business operations in April of 2005 and is registered with the SEC as an investment adviser. The Sub-Adviser is a wholly owned subsidiary of Emerald Advisers, LLC, which commenced business operations in 1992. Emerald Advisers, LLC is owned by Emerald Asset Management PA, LLC a wholly owned subsidiary of Emerald Asset Management, Inc, an employee stock ownership trust and a control person of the Sub-Adviser. 1251 Capital Group Holdings, LLC, through its wholly owned subsidiaries, 1251 Financing Company, LLC, Diffractive Managers Group Payco, LLC, and F/M Managers Group, LLC is also a control person of the Sub-Adviser. The Adviser and Sub-Adviser are affiliates. Prior to the Reorganization, the Predecessor Fund had no sub-adviser, and didn’t pay any sub-advisory fees.

Under the terms of an investment sub-advisory agreement by and among the Company, Adviser, and Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for selecting the portfolio securities for investment by the Fund, subject to the general supervision of the Board and the Adviser. The Adviser (not the Fund) pays the Sub-Adviser a fee equal to the annual rate of 0.58% of the Fund’s average daily net assets.

Portfolio Managers

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

The Sub-Adviser

Description of Compensation. The Sub-Adviser’s portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

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Base Salary: Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus: A significant portion of portfolio manager compensation takes the form of a quarterly incentive bonus tied to performance based on quarterly performance reviews and the manager’s relative performance for rolling quarter, year, and five-year periods. Bonus payments are determined by a combination of factors, including pre-tax investment performance calculated as the average of all investment mandates for which the portfolio manager has responsibility compared against such mandates’ respective benchmarks, non-qualitative items relating to the portfolio manager’s fulfillment of his or her obligations and duties to each investment mandate as determined by senior management, and control of expenses by the portfolio manager taking into account income and gains of the investment mandates for which the portfolio manager has responsibility. Finally, the overall performance of Emerald Asset Management PA, LLC, the parent company of the Sub-Adviser, is considered in determining any portfolio manager bonus. Additionally, the Sub-Adviser’s employees are eligible to participate in a company-wide discretionary bonus pool that is awarded by the compensation committee (which is comprised of members of the Sub-Adviser’s parent company board of directors). The amount of the bonus pool is calculated based on the parent company’s profitability. Also, portfolio managers are eligible to receive equity grant awards that include the payment of annual distributions.

Deferred Compensation Plans: Portfolio managers are eligible to participate in the Sub-Adviser’s 401(k) plan and vested employees participate in the Sub-Adviser’s parent company ESOP retirement plan.

Other Accounts. In addition to the Fund, each portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of April 30, 2025.

Portfolio Manager; Other Accounts	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets(million)	Number	Assets(million)
David A. Volpe
Registered Investment Companies	0	$ -	0	$ -
Other Pooled Investment Vehicles	0	$ -	0	$ -
Other Accounts	5	$ 99	0	$ -

Stephen L. Amsterdam
Registered Investment Companies	0	$ -	0	$ -
Other Pooled Investment Vehicles	0	$ -	0	$ -
Other Accounts	5	$99	0	$ -

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Conflict of Interest. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. The Sub-Adviser has adopted the following policies regarding the allocation and aggregation of securities transactions among client accounts:

Aggregation Policy: Aggregations of trades can produce meaningful cost savings to clients. The Sub-Adviser’s policy is constructed to meet the requirements of the SEC. Specifically, the Sub-Adviser’s policy is designed to address these issues:

1.	Duty of Disclosure: The Sub-Adviser will disclose fully to its clients the arrangements for aggregation of securities transactions.

2.	Duty to Act Only in the Clients’ Best Interests: The aggregation of client transactions will be done only after client consent, consistent with each such client’s best interests.

3.	Duty to Treat Each Client Fairly: Securities transactions will be done on a pro rata basis at the average share price, consistent with the specific conditions discussed below.

4.	Duty to Seek Best Execution: The Sub-Adviser recognizes its duty to aggregate and allocate securities transactions in a manner that ensures best execution. This is discussed more fully below.

Aggregation Procedures: The Sub-Adviser will endeavor to bunch trades for clients in order to effect best execution at the lowest cost (commissions and spread) and to avoid disparities in execution prices for accounts that are managed similarly. The following bunching and trade aggregation procedures are designed to treat all client accounts equally. All client accounts with like mandates will participate in bunched trades, average pricing and pro rata execution. The Sub-Adviser will allocate trades internally prior to any bunched trades based on the requirements of the various groups of accounts as determined by the firm’s portfolio managers (see “Block Trading” below).

The Sub-Adviser manages certain accounts pursuant to differing client mandates. With respect to certain accounts, the Sub-Adviser has full discretion with respect to investments and execution of portfolio transactions. For certain client accounts, specific brokerage firms have been designated, which prevents bunching trades with other accounts. These accounts would also prevent new or secondary issuance of stocks being equally divided across these types of accounts. Certain accounts may have directed investment policies and/or restrictions. These accounts may have different investment objectives and strategies, and therefore might invest in different individual stocks from other types of accounts and may have different sector allocation percentages, which would affect how the Sub-Adviser allocates aggregated trades for such accounts. Certain funds with daily cash flow differences (usually mutual funds) would have different trading activity dictated by internal cash flows (or withdrawals), the timing and tax consequences of which require that trades be made in different percentages for each share.

Because of these differences in policies and strategies of the various accounts the Sub-Adviser manages, the Sub-Adviser’s portfolio managers will aggregate the number of shares determined to be desired for each account type and maintain a dated and time-stamped record of this pre-trade allocation. Each account will then average price pro-rata to the shares actually executed. If a client uses a particular directed broker-dealer, the Sub-Adviser will execute these trades separately, which trades may be executed at prices different than the bunched trades due to number of share differences, use of DOT system, movement and volatility of stock trading, or other relevant factors. While these differences may be noticeable on a trade-by-trade basis, they should balance out over time.

The intention of this policy is that the Sub-Adviser must make a trade allocation before the results of the actual trade have been determined. This policy will assure that the allocation cannot be affected by the results of the trade.

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Block Trading: The Sub-Adviser also has established Block Trading Procedures to ensure that no advisory or sub-advisory client account or group of client accounts, neither public nor private, nor corporate nor individual, will receive preferential trading execution pursuant to federal and state regulations.

Securities Ownership. The portfolio managers did not own any shares of the Fund as no shares of the Fund were outstanding prior to the date of this SAI. As of April 30, 2025, the portfolio managers owned securities of the Predecessor Fund in the amount set forth in the table below.

Portfolio Manager(s)	Dollar Range of Ownership of Securities*
David A. Volpe, CFA®	$500,001-$1,000,000
Stephen L. Amsterdam	$100,001-$500,000

*	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,00; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

Underwriter

The Company has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), located at 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as the Fund’s principal underwriter and distributes shares. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 5,000 shares. The Distributor will not distribute Shares in amounts less than a Creation Unit.

Under the Distribution Agreement, the Distributor, as agent for the Company, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Company until accepted by the Company. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC Participants.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable without penalty by the Company, on behalf of the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Directors of the Company, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

Purchase and Redemption of Creation Units

Purchase and Issuance of Creation Units

The Company issues and sells shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.

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FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, plus the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Fund’s shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes from time to time as rebalancing adjustments and corporate action events are reflected by the Sub-Adviser. The composition of the Deposit Securities will change in response to adjustments to the weighting or composition of the securities constituting the Fund’s portfolio.

The Company reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

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CASH PURCHASE METHOD. The Company may at its discretion permit full or partial cash purchases of Creation Units of the Fund in instances permitted by the exemptive relief the Sub-Adviser is relying on in offering the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and the Company, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Company an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Sub-Adviser may retain all or a portion of the Transaction Fee to the extent the Sub-Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from the Fund must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed on any day, the Fund will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

35

Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Company or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of such Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Company. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the settlement date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Company, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the settlement date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the settlement date, then the order may be deemed to be rejected and the AP will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Company of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Sub-Adviser will be notified of such delivery, and the Company will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The AP will be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Company to buy the missing Deposit Securities at any time. APs will be liable to the Company for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Fund, and Non- Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the settlement date.

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ACCEPTANCE OF ORDERS OF CREATION UNITS. The Company reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Company, be unlawful.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for the Fund. The Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The Sub-Adviser may retain all or a portion of the Transaction Fee to the extent the Sub-Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for the Fund is $300.

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

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Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE COMPANY WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Company. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at the Company’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD. Although the Company does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Fund may incur costs such as brokerage costs or taxable gains or losses that the Fund might not have incurred if the redemption had been made in-kind. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

REDEMPTION TRANSACTION FEES. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Company. The Non-Standard Charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for the Fund is $300.

38

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit(s) being redeemed through the book- entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Company is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by the Company, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Company may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

39

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by the Company to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Portfolio Holdings Information

The Fund discloses its full portfolio holdings, as of the close of business the prior day, each day before the opening of trading on the Exchange at www.emeraldetfs.com.

Determination of Net Asset Value

In accordance with procedures adopted by the Board, the NAV per share of the Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee under the direction of the Board.

The procedures used by any pricing service and its valuation results are reviewed by the officers of the Company under the general supervision of the Board.

The Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Dividends, Distributions, and Taxes

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect the Fund and their shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

It is the policy of the Company each fiscal year to distribute substantially all of the Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses), if any, to its shareholders.

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Dividend Reinvestment Service

The Fund will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Fund at NAV. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to beneficial owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

Taxes – General

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

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The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Loss Carryforwards

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years. As of April 30, 2025, the Predecessor Fund had no short-term or long-term capital losses.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Portfolio Transactions and Brokerage

Subject to policies established by the Board and oversight by the Adviser, the Sub-Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Sub-Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Sub-Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

Brokerage Transactions

Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Adviser may place a combined order for two or more accounts they manage, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account and the Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Sub-Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Sub-Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund. The Predecessor Fund paid aggregate brokerage commissions of $25,735, $19,188 and $19,156 for the fiscal years ended April 30, 2025, 2024, and 2023, respectively. The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. Information about the Fund’s ownership of its regular broker-dealers is not provided as the Fund had not commenced operations prior to the date of this SAI.

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Brokerage Selection

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Sub-Adviser may select a broker based upon brokerage or research services provided to the Sub-Adviser. The Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Exchange Act, permits an investment adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Sub-Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement. Any advisory or other fees paid to the Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases, the Sub-Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Adviser faces a potential conflict of interest, but the Sub-Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

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Securities Lending

U.S. Bank, N.A. serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a Master Securities Lending Agreement entered into between the Fund and U.S. Bank, N.A.

As securities lending agent, U.S. Bank, N.A. is responsible for marketing to approved borrowers available securities from the Fund’s portfolio. U.S. Bank, N.A. is responsible for the administration and management of the Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Fund’s investment guidelines.

U.S. Bank, N.A. receives as compensation for its services a portion of the amount earned by the Fund for lending securities.

No securities lending information is provided since the Fund had not commenced operations prior to the date of this SAI.

Proxy Voting Procedures

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Sub-Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Sub-Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Sub-Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Sub-Adviser will vote proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

More Information

Each year, the Fund will make available the actual voting records relating to portfolio securities held by the Fund during the 12-month period ending June 30 without charge, upon request by calling 1-800-617-0004, or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Sub-Adviser’s proxy-voting policies and procedures is available by calling 1-800-617-0004 and will be sent within three business days of receipt of a request.

Payments to Financial Intermediaries

The Adviser, Sub-Adviser and/or their affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, their service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

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These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser, Sub-Adviser and/or their affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser, Sub-Adviser and/or their affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser and Sub-Adviser through increased fees as Fund assets grow.

Additional Information Concerning Company Shares

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 95.723 billion shares have been classified into 265 classes. However, the Company only has approximately 72 active share classes that have begun investment operations. Under the Company’s charter, the Board has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to that Fund with each other share that represents an interest in that Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By- Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

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Holders of shares of each class of the Company will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

Miscellaneous

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity and beneficial owner, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, is the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for conducting the annual audit of the Fund’s financial statements. The selection of the independent registered public accounting firm is approved annually by the Board.

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Transfer Agent

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and dividend disbursing agent.

Custodian

U.S. Bank, N.A, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) of the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

Administrator

Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Fund. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. Fund Services and the Custodian are affiliates.

ALPS Distributors, Inc. served as the administrator to the Predecessor Fund. The administration, accounting and transfer agent fees paid to ALPS Distributors, Inc. by the Predecessor Fund for the past three fiscal years are as follows:

	For Fiscal Year Ended April 30, 2025	For Fiscal Year Ended April 30, 2024	For Fiscal Year Ended April 30, 2023
Administration and Fund Accounting Fees	$34,393	$29,224	$21,965
Transfer Agent Fees	$37,575	$41,650	$38,773

Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

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Financial Statements

The audited financial statements, financial highlights, and notes thereto in the Predecessor Fund’s annual report on Form N-CSR for the fiscal period ended April 30, 2025 (the “Annual Report“) have been audited by Cohen & Company, Ltd., the Predecessor Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report, which is incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. Copies of the Predecessor Fund’s Annual Report may be obtained at no charge by calling 1-855-828-9909.

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Appendix A

DESCRIPTION OF SECURITIES

RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

A-1

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations. “NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories. “NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation. “NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

[1]	A long-term rating can also be used to rate an issue with short maturity.
A-2

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

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Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher- rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

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“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics. “Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. “C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

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“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

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For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection. “NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

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About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non- financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

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Appendix B

EMERALD ADVISERS, LLC
EMERALD MUTUAL FUND ADVISERS TRUST
EMERALD SEPARATE ACCOUNT MANAGEMENT

PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, LLC. and subsidiaries are entitled to vote. It is Emerald’s policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:

1)	selecting proper directors
2)	insuring that these directors have properly supervised management
3)	resolve issues of natural conflict between shareholders and managers

a.	Compensation
b.	Corporate Expansion
c.	Dividend Policy
d.	Free Cash Flow
e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.
f.	Preserving Integrity

In voting proxies, Emerald will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, Emerald will exercise its vote in a activist pro-shareholder manner in accordance with the following policies.

I.	BOARDS OF DIRECTORS

In theory, the board represents shareholders, in practice, all to often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

A.

Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.

●	Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

B-1

●	Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

●	Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

●	Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).

●	Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

●	Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

●	Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

●	Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B.

Board Diversity: Emerald will generally support and votes should be cast in favor of proposals requiring diversity among a company’s Board of Directors. Using NASDAQ’s proposed rule 560(f)(2) as a guide, a diverse board should have two or more directors who self-identify as: (i) Female, (ii) an Underrepresented Minority, or (iii) LGBTQ+. Emerald will generally support and votes should be cast in favor of proposals seeking an explanation why a company does not meet this requirement.

●	For purposes of this section I.B, the following terms shall have the following meanings: “Female” shall mean an individual who self-identifies her gender as a woman, without regard to the individual’s designated sex at birth. “Underrepresented Minority” shall mean an individual who self-identifies as one or more of the following: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or two or more races or ethnicities. “LGBTQ+” shall mean an individual who self-identifies as any of the following: lesbian, gay, bisexual, transgender or a member of the queer community.

C.

Selection of Accountants: Emerald will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

D.

Incentive Stock Plans. Emerald will generally vote against all excessive compensation and incentive stock plans which are not performance related.

E.

Corporate restructuring plans or company name changes, will generally be evaluated on a case by case basis.

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F.

Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. Emerald normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

G.

Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

H.

Mergers and/or Acquisitions. Each merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation Emerald will vote its shares on a case by case basis.

II.	CORPORATE GOVERNANCE ISSUES

These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.

A.

Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.

B.

Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1.	Classification of the Board of Directors:

A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2.	Shareholder Rights Plans (Poison Pills):

Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution: Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.

3.	Unequal Voting Rights:

A takeover defense, also known as superstock, which gives holders disproportionate voting rights. Emerald adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution: Vote Against proposals creating different classes of stock with unequal voting privileges.

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4.	Supermajority Clauses:

These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5.	Fair Price Provisions:

These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution: Vote Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them.

Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.

6.	Increases in authorized shares and/or creation of new classes of common and preferred stock:

a.	Increasing authorized shares.

Emerald will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.

Resolution: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

b.	Creation of new classes of stock.

Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.

Resolution: Emerald would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

c.	Directors and Management Liability and Indemnification.

These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.

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Resolution: On a case by case basis, Emerlad votes Against attempts by management to eliminate directors and management liability for their duty of care.

d.	Compensation Plans (Incentive Plans)

Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.

Resolution: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

e.	Greenmail

Emerald would not support management in the payment of greenmail.

Resolution: Emerald would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.

f.	Cumulative Voting

Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.

Resolution: Cumulative voting tends to serve special interests and not those of shareholders, therefore Emerald will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

g.	Proposals Designed to Discourage Mergers & Acquisitions In Advance

These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”. Directors are elected primarily to promote and protect the shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests.

Resolution: Emerald will vote Against proposals that would discourage the most productive use of corporate assets in advance.

h.	Confidential Voting

A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners.

Resolution: Vote For proposals to establish secret ballot voting.

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i.	Disclosure

Resolution: Emerald will vote Against proposals that would require any kind of unnecessary disclosure of business records. Emerald will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

j.	Sweeteners

Resolution: Emerald will vote Against proposals that include what are called “sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan (Poison Pill).

k.	Changing the State of Incorporation

If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc.

Resolution: On a case-by-case basis, Emerald will vote Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

l.	Equal Access to Proxy Statements

Emerald supports stockholders right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement.

Resolution: Emerald will support any proposal calling for equal access to proxy statements.

m.	Abstention Votes

Emerald supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast.

Resolution: Emerald will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

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III.	Other Issues

On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:

A.	Human Rights
B.	Nuclear Issues
C.	Defense Issues
D.	Social Responsibility

Emerald, in general supports the position of management. Exceptions to this policy Include:

1.	South Africa

Emerald will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

2.	Northern Ireland

Emerald will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

IV.	Other Potential Conflicts of Interest

Emerald may manage a variety of corporate accounts that are publicly traded.

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